UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 18, 2014
(Date of earliest event reported)

WFRBS Commercial Mortgage Trust 2014-C24
(Exact name of issuing entity)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Rialto Mortgage Finance, LLC
C-III Commercial Mortgage LLC
Liberty Island Group I LLC
Basis Real Estate Capital II, LLC
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	333-195164-02	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On November 18, 2014, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2014 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 2014-C24.  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class X-A, Class X-B, Class B, Class C and Class PEX Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $937,972,000, were sold to Wells Fargo Securities, LLC (“WFS”), RBS Securities Inc. (“RBS Securities”) and Deutsche Bank Securities Inc. (“DBSI” and, collectively with WFS and RBS Securities, the “Underwriters”), pursuant to the Underwriting Agreement, dated as of October 24, 2014, between the Registrant, the Underwriters and WFB.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached to an exhibit to this report.

On November 18, 2014, the Registrant also sold the Class X-C, Class X-D, Class X-E, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Private Certificates”) having an aggregate initial principal amount of $149,532,577 to WFS, RBS Securities and Goldman, Sachs & Co. (“GS” and, collectively with WFS and RBS Securities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of October 24, 2014, by and between the Registrant, the Initial Purchasers and WFB.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On November 18, 2014, the Registrant also sold the Class SJ-A, Class SJ-B, Class SJ-C and Class SJ-D (collectively, the “Loan-Specific Certificates” and collectively with the Public Certificates and the Private Certificates, the “Certificates”) having an aggregate initial principal amount of $146,500,000 to WFS pursuant to a Loan-Specific Certificate Purchase Agreement, dated as of October 23, 2014, by and between the Registrant, WFS and WFB.  The Loan-Specific Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates, the Private Certificates and the Loan-Specific Certificates represent, in the aggregate, the entire beneficial ownership in WFRBS Commercial Mortgage Trust 2014-C24 (the “Issuing Entity”), a common law trust fund formed on November 18, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 86 commercial, multifamily and manufactured housing community mortgage loans (the “First Lien Mortgage Loans”) secured by first liens on 109 commercial properties and a subordinate interest in one commercial mortgage loan (the “Trust Subordinate Companion Loan”, and together with the First Lien Mortgage Loans, the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of October 24, 2014, between the Registrant and WFB; (ii) The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of October 24, 2014, between the Registrant and RBS; (iii) RBS Financial Products Inc. (“RBSFP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of October 24, 2014, among the Registrant, RBSFP and RBS;

(iv) Rialto Mortgage Finance, LLC (“RMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of October 24, 2014, between the Registrant and RMF; (v) C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of October 24, 2014, between the Registrant and C-III; (vi) Liberty Island Group I LLC (“Liberty Island”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of October 24, 2014, among the Registrant, Liberty Island and Liberty Island Group LLC; and (vii) Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated as of October 24, 2014, among the Registrant, Basis and Basis Investment Group LLC.  Prudential Asset Resources, Inc. will act as primary servicer with respect to eleven (11) Mortgage Loans sold to the Registrant, pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 99.8 and dated as of November 1, 2014, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

The Mortgage Loan identified on Schedule I to the Pooling and Servicing Agreement as the “Gateway Center Phase II Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and dated as of October 1, 2014, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

The Mortgage Loan identified on Schedule I to the Pooling and Servicing Agreement as the “Crossings at Corona Mortgage Loan” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and dated as of September 1, 2014, by and among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant, to the Underwriters pursuant to the Underwriting Agreement, the Initial Purchasers pursuant to the Certificate Purchase Agreement, and WFS, as the Loan-Specific Certificates Initial Purchaser, pursuant to the Loan-Specific Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 12, 2014, supplementing the Prospectus dated August 29, 2014, each as filed with the Securities and Exchange Commission on November 18, 2014.

On November 18, 2014, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $937,972,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $8,785,864, were approximately $1,016,963,192. Of the expenses paid by the Registrant, approximately $30,000 were paid directly to affiliates of the Registrant, $3,599,838 in the form of fees were paid to the Underwriters, $478,540 were paid to or for the Underwriters and $4,677,486 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-195164) was originally declared effective on June 25, 2014.

Item 9.01.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated October 24, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc., as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of November 1, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.

Exhibit 4.2
Pooling and Servicing Agreement, dated as of October 1, 2014, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.3
Pooling and Servicing Agreement, dated as of September 1, 2014, by and among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 18, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 18, 2014 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of October 24, 2014, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of October 24, 2014, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of October 24, 2014, among RBS Financial Products Inc., as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and The Royal Bank of Scotland plc.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of October 24, 2014, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of October 24, 2014, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.6
Mortgage Loan Purchase Agreement, dated as of October 24, 2014, among Liberty Island Group I LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Liberty Island Group LLC.

Exhibit 99.7
Mortgage Loan Purchase Agreement, dated as of October 24, 2014, among Basis Real Estate Capital II, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Basis Investment Group LLC.

Exhibit 99.8	Primary Servicing Agreement, dated as of November 1, 2014, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 18, 2014	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated October 24, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc., as underwriters, and Wells Fargo Bank, National Association.

(E)
4.1
Pooling and Servicing Agreement, dated as of November 1, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Pentalpha Surveillance LLC, as trust advisor, and Wilmington Trust, National Association, as trustee.

(E)
4.2
Pooling and Servicing Agreement, dated as of October 1, 2014, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

(E)
4.3
Pooling and Servicing Agreement, dated as of September 1, 2014, by and among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, tax administrator and custodian, and Wilmington Trust, National Association, as trustee.

(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 18, 2014.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 18, 2014 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of October 24, 2014, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of October 24, 2014, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3
Mortgage Loan Purchase Agreement, dated as of October 24, 2014, among RBS Financial Products Inc., as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and The Royal Bank of Scotland plc.

(E)
99.4	Mortgage Loan Purchase Agreement, dated as of October 24, 2014, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.5	Mortgage Loan Purchase Agreement, dated as of October 24, 2014, between C-III Commercial Mortgage LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.6
Mortgage Loan Purchase Agreement, dated as of October 24, 2014, among Liberty Island Group I LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Liberty Island Group LLC.

(E)
99.7
Mortgage Loan Purchase Agreement, dated as of October 24, 2014, among Basis Real Estate Capital II, LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Basis Investment Group LLC.

(E)
99.8	Primary Servicing Agreement, dated as of November 1, 2014, between Wells Fargo Bank, National Association, as master servicer, and Prudential Asset Resources, Inc., as primary servicer.	(E)